Exhibit 10.1

EXECUTION VERSION

HCC INSURANCE HOLDINGS, INC.

as Issuer

AND

U.S. BANK NATIONAL ASSOCIATION

as successor trustee to Wachovia Bank, National

Association, as successor trustee to First Union National

Bank as Trustee

FIFTH SUPPLEMENTAL INDENTURE

Dated as of October 27, 2015

Supplement to Indenture dated as of August 23, 2001

FIFTH SUPPLEMENTAL INDENTURE

THIS FIFTH SUPPLEMENTAL INDENTURE dated as of October 27, 2015 is entered into by and between HCC Insurance Holdings, Inc., a Delaware corporation (the “Company”), as issuer, and U. S. Bank National Association, a national banking association, as Trustee, under the Indenture (as hereinafter defined) (together with its successors in interest, the “Trustee”).

RECITALS

WHEREAS, the Company and the Trustee are parties to that certain Indenture, dated as of August 23, 2001 (the “Indenture”), providing for the issuance by the Company of securities from time to time and that certain Fourth Supplemental Indenture, dated as of November 16, 2009 (the “Fourth Supplemental Indenture”) pursuant to which the Company issued $300,000,000.00 of its 6.300% Senior Notes due 2019 (the “Notes”), which Notes are deemed Securities for all purposes under the Indenture; and

WHEREAS, pursuant to the terms of the Indenture, TMGC Investment (Delaware) Inc., a Delaware corporation (“Merger Sub”), simultaneously with the effectiveness of this Fifth Supplemental Indenture, shall merge (referred to herein and for purposes of Article IX of the Indenture as the “Merger”) with and into the Company, with the Company as the surviving corporation (the “Successor Company”).  The parties hereto are entering into this Fifth Supplemental Indenture pursuant to, and in accordance with, Section 901 of the Indenture.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Trustee and the Company hereby agree as follows:

Section 1.  Definitions.  All capitalized terms used herein which are defined in the Indenture, either directly or by reference therein, shall have the respective meanings assigned them in the Indenture except as otherwise provided herein or unless the context otherwise requires.

Section 2.  Interpretation.

(a)                                 In this Fifth Supplemental Indenture, unless a clear contrary intention appears:

(i)            the singular number includes the plural number and vice versa;

(ii)           reference to any gender includes the other gender;

(iii)          the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Fifth Supplemental Indenture as a whole and not to any particular Section or other subdivision;

(iv)          reference to any person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Fifth Supplemental Indenture or the Indenture,

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and reference to a Person in a particular capacity excludes such Person in any other capacity or individually provided that nothing in this clause (iv) is intended to authorize any assignment not otherwise permitted by this Fifth Supplemental Indenture or the Indenture;

(v)           reference to any agreement, document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, as well as any substitution or replacement therefor and reference to any note includes modifications thereof and any note issued in extension or renewal thereof or in substitution or replacement therefor;

(vi)          reference to any Section means such Section of this Fifth Supplemental Indenture; and

(vii)         the word “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term.

(b)                                 No provision in this Fifth Supplemental Indenture shall be interpreted or construed against any Person because that Person or its legal representative drafted such provision.

Section 3.  Assumption of Obligations.

(a)                                 Pursuant to, and in compliance and accordance with, Section 801 of the Indenture, the Successor Company hereby expressly and unconditionally assumes the due and punctual payment of the principal of (and premium, if any) and interest on, all of the Securities in accordance with their terms, and the due and punctual performance and observance of each and every covenant and condition of the Company under the Indenture, all as if the Successor Company were the Company thereunder.

(b)                                 Pursuant to, and in compliance and accordance with, Section 802 of the Indenture, the Successor Company succeeds to, is substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if the Successor Company had originally been named in the Indenture as the Company.

Section 4.  Representations and Warranties.  The Successor Company represents and warrants that (a) it has all necessary power and authority to execute and deliver this Fifth Supplemental Indenture and to perform the covenants and obligations of the Indenture, (b) it is the successor of the Company pursuant to a valid merger effected in accordance with applicable law, (c) it is a corporation organized and existing under the laws of the State of Delaware, (d) both immediately before and after giving effect to this Fifth Supplemental Indenture, no Event of Default, and no event which, after notice or lapse of time or both, would become an

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Event of Default, shall have occurred and is continuing and (e) this Fifth Supplemental Indenture is executed and delivered pursuant to Section 901 of the Indenture and does not require the consent of the Securityholders.

Section 5.  Conditions of Effectiveness.  This Fifth Supplemental Indenture shall become effective simultaneously with the effectiveness of the Merger; provided, however, that:

(a)                                 the Trustee shall have executed a counterpart of this Fifth Supplemental Indenture and shall have received a counterpart of this Fifth Supplemental Indenture executed by the Successor Company.

(b)                                 the Trustee shall have received an Officers’ Certificate substantially in the form attached hereto as Exhibit A.

(c)                                  the Trustee shall have received an Opinion of Counsel substantially in the form attached hereto as Exhibit B.

(d)                                 The Successor Company and Merger Sub shall have duly executed and filed with the Secretary of State of the State of Delaware Articles of Merger in connection with the Merger.

Section 6.  Reference to the Indenture.

(a)                                 Upon the effectiveness of this Fifth Supplemental Indenture, each reference in the Indenture to “this Indenture,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Indenture, as affected, amended and supplemented hereby.

(b)                                 Upon the effectiveness of this Fifth Supplemental Indenture, each reference in the Securities to the Indenture including each term defined by reference to the Indenture shall mean and be a reference to the Indenture or such term, as the case may be, as affected, amended and supplemented hereby.

(c)                                  The Indenture, as amended and supplemented hereby, shall remain in full force and effect and is hereby ratified and confirmed.

Section 7.  Addresses for Notices.   All notices or other communications to be addressed to the Company as contemplated by Section 106 of the Indenture shall be addressed to the Company as follows:

HCC Insurance Holdings, Inc.

13403 Northwest Freeway

Houston, Texas 77040

Attention:  General Counsel

Fax: (713) 690-7300

Email: rrinicella@hcc.com

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Section 8.  Execution in Counterparts.  This Fifth Supplemental Indenture may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

Section 9.  Governing Law; Binding Effect.  This Fifth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon the parties hereto and their respective successors and assigns.

Section 10.  The Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifth Supplemental Indenture or the due execution thereof by the Successor Company.  The recitals of fact contained herein shall be taken as the statements solely of the Company, and the Trustee assumes no responsibility for the correctness thereof.

[Signatures page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed and effective as of the day and year first written above, by their respective officers thereunto duly authorized.

U. S. BANK NATIONAL ASSOCIATION

By:	/s/ Mauri Cowen
Name: Mauri Cowen
Title: Vice President

HCC INSURANCE HOLDINGS, INC.

By:	/s/ Brad T. Irick
	Name:	Brad T. Irick
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Fifth Supplemental Indenture]

EXHIBIT A

EXHIBIT B